INVESCO EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED MAY 30, 2025 TO THE PROSPECTUSES
DATED FEBRUARY 28, 2025 OF:
Invesco MSCI Global Climate 500 ETF (KLMT)
(the “Fund”)
MSCI Inc. (the “Index Provider”) has announced certain changes to the methodology of the MSCI ACWI Select Climate 500 Index, the Fund’s underlying index (the “Underlying Index”), which are effective June 2, 2025. Specifically, the Index Provider will no longer exclude companies in the business of fossil fuel power generation from the Underlying Index’s investment universe. In addition, the Index Provider has lowered the thresholds for the exclusion of companies in the business of thermal coal-based power generation from the Underlying Index’s investment universe. Accordingly, effective June 2, 2025, the Fund’s Summary and Statutory Prospectuses are revised as follows:
1.
The fourth paragraph in the “Principal Investment Strategies” section of the Summary Prospectus and the “Summary Information – Principal Investment Strategies” section of the Statutory Prospectus is deleted and replaced with the following:
To construct the Underlying Index, the Index Provider conducts screens on the universe of companies within the Parent Index to exclude companies in the business of tobacco, controversial or nuclear weapons, thermal coal mining, or thermal coal-based power generation. The exclusions for companies in the business of controversial weapons or nuclear weapons are categorical, meaning that the Underlying Index will not include any securities from such companies, while the exclusions for companies in the business of tobacco, thermal coal mining, or thermal coal-based power generation are based on percentage of revenue thresholds.
2.
The second paragraph in the “Additional Information About the Fund’s Strategies and Risks – MSCI ACWI Select Climate 500 Index” section of the Statutory Prospectus is deleted and replaced with the following:
To construct the universe of constituents eligible for inclusion in the Underlying Index, the Index Provider first screens companies within the Parent Index using certain exclusionary criteria to remove securities of companies that:
(1) have any tie to controversial weapons, (e.g., cluster munitions, landmines, depleted uranium weapons, biological/chemical weapons, blinding lasers, non-detectable fragments and incendiary weapons);
(2) manufacture nuclear weapons or components for use in nuclear weapons, manufacture or assemble delivery platforms for the delivery of nuclear weapons (or the components of such platforms), or provide related auxiliary services;
(3) produce tobacco, derive any revenue from tobacco production, or derive 5% or more of their revenues from the distribution, retail and supply of tobacco-related products;
(4) derive 5% or more revenue from the mining of thermal coal and its sale;
(5) derive 5% or more revenue from thermal coal-based power generation, have 5% or more capacity attributed to thermal coal-based power generation, or generate 5% or more power from thermal coal; and
(6) have an MSCI ESG Controversy Score of 0.
Please Retain This Supplement for Future Reference.
P-KLMT-PRO-SUP 053025